Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2019

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

November 4, 2019

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM Division	230	243	214	264	232	716	710	-1%
U.S. Workplace Solutions Division	298	249	304	548	392	1,029	1,244	21%
U.S. Individual Solutions Division	624	419	577	327	518	1,729	1,422	-18%
International Insurance Division	890	736	922	849	791	2,530	2,562	1%
Corporate and Other Operations	(374)	(329)	(412)	(335)	(281)	(954)	(1,028)	-8%
Total adjusted operating income before income taxes	1,668	1,318	1,605	1,653	1,652	5,050	4,910	-3%
Income taxes, applicable to adjusted operating income	322	283	346	346	323	1,066	1,015	-5%
After-tax adjusted operating income	1,346	1,035	1,259	1,307	1,329	3,984	3,895	-2%
Income attributable to Prudential Financial, Inc.	1,672	842	932	708	1,418	3,232	3,058	-5%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.6%	10.3%	12.6%	13.1%	13.3%	13.5%	13.0%
Return on Average Equity (based on net income)	14.1%	7.1%	7.2%	4.9%	8.9%	8.6%	7.1%
Distributions to Shareholders
Dividends Paid	380	377	415	411	412	1,149	1,238	8%
Share Repurchases	375	375	500	500	1,000	1,125	2,000	78%
Total Capital Returned	755	752	915	911	1,412	2,274	3,238	42%
Per Share Data
Net Income (diluted)	3.90	1.99	2.22	1.71	3.44	7.51	7.35	-2%
Adjusted Operating Income (diluted)	3.15	2.44	3.00	3.14	3.22	9.24	9.35	1%
Shareholder Dividends	0.90	0.90	1.00	1.00	1.00	2.70	3.00	11%
Book Value	110.78	116.34	132.83	150.04	163.19
Book Value excluding AOCI and FX (2)	95.20	96.06	96.76	97.15	99.67
Shares Outstanding
Weighted average number of common shares (basic)	416.2	412.7	409.2	405.3	404.1	419.2	406.2	-3%
Weighted average number of common shares (diluted)	424.7	421.2	417.6	413.9	408.5	427.8	413.2	-3%
End of period common shares (basic)	414.4	410.7	407.3	403.0	398.3
End of period common shares (diluted)	426.3	422.2	417.9	414.3	403.2

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.

(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See Page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.15	2.44	3.00	3.14	3.22	9.24	9.35
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.42	(0.51)	(1.53)	(1.52)	0.71	1.21	(2.37)
Market experience updates	—	—	—	(0.50)	(0.77)	—	(1.26)
Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	0.02	(0.66)	1.09	0.69	0.22	(1.37)	2.01
Change in experience-rated contractholder liabilities due to asset value changes	(0.05)	0.54	(0.97)	(0.76)	(0.39)	1.13	(2.12)
Divested and Run-off Businesses:
Closed Block Division	0.04	(0.09)	(0.05)	(0.05)	0.11	(0.05)	0.01
Other Divested and Run-off Businesses	0.03	0.12	0.42	0.27	0.38	(3.71)	1.07
Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	0.01	0.01	0.02	—	0.02	0.02
Total reconciling items, before income taxes	0.45	(0.59)	(1.03)	(1.85)	0.26	(2.77)	(2.64)
Income taxes, not applicable to adjusted operating income	(0.30)	(0.14)	(0.25)	(0.42)	0.04	(1.04)	(0.64)
Total reconciling items, after income taxes	0.75	(0.45)	(0.78)	(1.43)	0.22	(1.73)	(2.00)
Net income attributable to Prudential Financial, Inc.	3.90	1.99	2.22	1.71	3.44	7.51	7.35
Weighted average number of outstanding common shares (basic)	416.2	412.7	409.2	405.3	404.1	419.2	406.2
Weighted average number of outstanding common shares (diluted)	424.7	421.2	417.6	413.9	408.5	427.8	413.2
For earnings per share of Common Stock calculation:
Net income attributable to Prudential Financial, Inc.	1,672	842	932	708	1,418	3,232	3,058
Earnings related to interest, net of tax, on exchangeable surplus notes	5	5	5	6	1	16	12
Less: Earnings allocated to participating unvested share-based payment awards	19	10	10	8	15	37	33
Net income attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,658	837	927	706	1,404	3,211	3,037
After-tax adjusted operating income	1,346	1,035	1,259	1,307	1,329	3,984	3,895
Earnings related to interest, net of tax, on exchangeable surplus notes	5	5	5	6	1	16	12
Less: Earnings allocated to participating unvested share-based payment awards	15	13	13	15	14	45	42
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,336	1,027	1,251	1,298	1,316	3,955	3,865

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Capitalization Data (1):
Senior Debt:
Short-term debt	2,393	2,451	2,549	2,659	1,490
Long-term debt	9,857	9,810	10,741	10,269	11,577
Junior Subordinated Long-Term Debt	7,564	7,568	7,568	7,572	7,574
Prudential Financial Inc. Equity:
Including accumulated other comprehensive income	46,725	48,617	55,010	61,660	65,798
Excluding accumulated other comprehensive income (2)	37,575	37,711	37,792	37,678	38,240
Amount included above for remeasurement of foreign currency (3)	(2,509)	(2,344)	(2,142)	(2,070)	(1,946)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	40,084	40,055	39,934	39,748	40,186
Book Value per Share of Common Stock:
Including accumulated other comprehensive income (4)	110.78	116.34	132.83	150.04	163.19
Excluding accumulated other comprehensive income (2)(4)	89.32	90.50	91.63	92.15	94.84
Amount included above for remeasurement of foreign currency (3)	(5.88)	(5.56)	(5.13)	(5.00)	(4.83)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)(4)	95.20	96.06	96.76	97.15	99.67
End of period number of common shares (diluted) (5)	426.3	422.2	417.9	414.3	403.2
Common Stock Price Range (based on closing price):
High	104.68	105.99	97.25	105.71	103.27	126.02	105.71
Low	93.99	76.83	81.27	92.38	78.29	93.22	78.29
Close	101.32	81.55	91.88	101.00	89.95	101.32	89.95
Common Stock market capitalization (1)	41,987	33,493	37,423	40,703	35,827

__________

(1) As of end of period.

(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(4) Book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency) as of the second quarter of 2019 includes a $500 million increase in equity and a 6.2 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $80.73. As of first quarter of 2019 and the fourth quarter of 2018, book value per share of Common Stock includes a $500 million increase in equity and 6.1 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $82.16. As of the third quarter of 2018, book value per share of Common Stock includes a $500 million increase in equity and a 5.9 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per Common Stock is greater than $85.00. The $500 million of exchangeable surplus notes were converted into 6.2 million shares of Common Stock in the third quarter of 2019.

(5) The number of diluted shares at the end of prior periods includes the impact of exchangeable surplus notes due to the dilutive impact of conversion. The exchangeable surplus notes were converted to Common Stock in the third quarter of 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

OPERATIONS HIGHLIGHTS

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Assets Under Management and Administration ($ billions) (1)(2):
PGIM Division:
Institutional customers	505.7	493.5	524.0	534.9	539.8
Retail customers	258.3	240.1	256.4	264.9	269.3
General account	410.6	427.8	441.0	459.8	474.7
Total PGIM Division	1,174.6	1,161.4	1,221.4	1,259.6	1,283.8
U.S. Workplace Solutions Division	88.7	86.1	89.4	90.9	90.7
U.S. Individual Solutions Division	117.4	100.4	113.3	115.4	113.4
International Insurance Division	29.3	29.4	31.4	31.5	30.9
Total assets under management	1,410.0	1,377.3	1,455.5	1,497.4	1,518.8
Client assets under administration	238.2	233.3	250.8	273.0	273.5
Total assets under management and administration	1,648.2	1,610.6	1,706.3	1,770.4	1,792.3
Assets managed or administered for customers outside of the United States at end of period	370.6	373.8	389.4	403.4	410.5
Distribution Representatives (1):
Prudential Advisors	3,071	3,005	3,075	3,132	3,161
International Life Planners	7,798	7,969	8,094	8,170	8,280
Gibraltar Life Consultants	8,030	7,964	7,997	7,767	7,633
Prudential Advisor productivity ($ thousands)	63	78	53	62	65	59	60
__________

(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	8,143	11,487	7,256	7,439	6,306	21,491	21,001	-2%
Policy charges and fee income	1,557	1,570	1,542	1,518	1,563	4,702	4,623	-2%
Net investment income	3,367	3,382	3,546	3,698	3,732	10,108	10,976	9%
Asset management fees, commissions and other income	1,365	1,341	1,304	1,451	1,327	4,049	4,082	1%
Total revenues	14,432	17,780	13,648	14,106	12,928	40,350	40,682	1%
Benefits and Expenses (1):
Insurance and annuity benefits	8,464	11,934	7,520	7,823	6,773	22,477	22,116	-2%
Interest credited to policyholders' account balances	940	937	948	955	984	2,783	2,887	4%
Interest expense	355	372	386	392	377	1,042	1,155	11%
Deferral of acquisition costs	(708)	(754)	(759)	(712)	(746)	(2,110)	(2,217)	-5%
Amortization of acquisition costs	496	533	540	736	529	1,581	1,805	14%
General and administrative expenses	3,217	3,440	3,408	3,259	3,359	9,527	10,026	5%
Total benefits and expenses	12,764	16,462	12,043	12,453	11,276	35,300	35,772	1%
Adjusted operating income before income taxes	1,668	1,318	1,605	1,653	1,652	5,050	4,910	-3%
Income taxes, applicable to adjusted operating income	322	283	346	346	323	1,066	1,015	-5%
After-tax adjusted operating income	1,346	1,035	1,259	1,307	1,329	3,984	3,895	-2%
Reconciling items:
Realized investment gains (losses), net, and related adjustments	271	(132)	(663)	(548)	382	751	(829)	-210%
Related charges	(94)	(83)	25	(82)	(92)	(233)	(149)	36%
Total realized investment gains (losses), net, and related charges and adjustments	177	(215)	(638)	(630)	290	518	(978)	-289%
Market experience updates	—	—	—	(208)	(314)	—	(522)	-
Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	10	(277)	454	287	91	(586)	832	242%
Change in experience-rated contractholder liabilities due to asset value changes	(21)	228	(403)	(313)	(160)	482	(876)	-282%
Divested and Run-off Businesses:
Closed Block Division	18	(40)	(19)	(21)	45	(22)	5	123%
Other Divested and Run-off Businesses	12	51	174	112	155	(1,586)	441	128%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(26)	(12)	(33)	(4)	(34)	(75)	(71)	5%
Total reconciling items, before income taxes	170	(265)	(465)	(777)	73	(1,269)	(1,169)	8%
Income taxes, not applicable to adjusted operating income	(138)	(65)	(114)	(184)	9	(462)	(289)	37%
Total reconciling items, after income taxes	308	(200)	(351)	(593)	64	(807)	(880)	-9%
Income before income taxes and equity in earnings of operating joint ventures	1,838	1,053	1,140	876	1,725	3,781	3,741	-1%
Income tax expense	184	218	232	162	332	604	726	20%
Income before equity in earnings of operating joint ventures	1,654	835	908	714	1,393	3,177	3,015	-5%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	18	7	24	(6)	25	55	43	-22%
Income attributable to Prudential Financial, Inc.	1,672	842	932	708	1,418	3,232	3,058	-5%
Earnings attributable to noncontrolling interests	3	7	5	30	7	7	42	500%
Net income	1,675	849	937	738	1,425	3,239	3,100	-4%
Less: Income attributable to noncontrolling interests	3	7	5	30	7	7	42	500%
Net income attributable to Prudential Financial, Inc.	1,672	842	932	708	1,418	3,232	3,058	-5%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of Divested and Run-off Businesses and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. See pages 36 and 37 for reconciliation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2018	12/31/2018	03/31/2019	06/30/2019	09/30/2019

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(amortized cost $321,168; $331,745; $333,648; $340,564; $342,567)	340,970	353,656	365,928	383,390	391,657
Fixed maturities, held-to-maturity, at amortized cost
(fair value $2,287; $2,372; $2,365; $2,410; $2,359)	1,957	2,013	1,982	2,009	1,958
Fixed maturities, trading, at fair value
(amortized cost $3,162; $3,392; $3,512; $3,807; $3,873)	3,083	3,243	3,435	3,755	3,779
Assets supporting experience-rated contractholder liabilities, at fair value	21,083	21,254	21,668	21,843	22,267
Equity securities, at fair value
(cost $5,149; $5,219; $5,230; $5,205; $5,363)	7,058	6,238	6,778	6,804	7,014
Commercial mortgage and other loans	59,336	59,830	60,875	61,228	61,833
Policy loans	11,928	12,016	11,986	12,030	12,022
Other invested assets	13,790	14,526	14,840	15,081	15,654
Short-term investments	5,767	6,469	6,911	5,872	7,320
Total investments	464,972	479,245	494,403	512,012	523,504
Cash and cash equivalents	12,466	15,353	14,699	15,421	18,289
Accrued investment income	3,180	3,318	3,233	3,355	3,248
Deferred policy acquisition costs	19,789	20,058	19,978	19,540	19,484
Value of business acquired	1,962	1,850	1,575	1,227	1,106
Other assets	16,938	16,118	18,192	18,690	18,761
Separate account assets	303,441	279,136	297,244	303,580	301,234
Total assets	822,748	815,078	849,324	873,825	885,626
Liabilities:
Future policy benefits	260,797	273,846	277,085	285,527	291,742
Policyholders' account balances	149,130	150,338	151,224	151,428	152,527
Securities sold under agreements to repurchase	9,176	9,950	9,873	9,741	9,241
Cash collateral for loaned securities	4,656	3,929	4,093	4,235	4,728
Income taxes	7,014	7,936	10,031	11,485	12,664
Senior short-term debt	2,393	2,451	2,549	2,659	1,490
Senior long-term debt	9,857	9,810	10,741	10,269	11,577
Junior subordinated long-term debt	7,564	7,568	7,568	7,572	7,574
Other liabilities	20,708	20,128	22,241	23,930	25,302
Notes issued by consolidated variable interest entities	930	955	1,225	1,246	1,233
Separate account liabilities	303,441	279,136	297,244	303,580	301,234
Total liabilities	775,666	766,047	793,874	811,672	819,312
Equity:
Accumulated other comprehensive income	9,150	10,906	17,218	23,982	27,558
Other equity	37,575	37,711	37,792	37,678	38,240
Total Prudential Financial, Inc. equity	46,725	48,617	55,010	61,660	65,798
Noncontrolling interests	357	414	440	493	516
Total equity	47,082	49,031	55,450	62,153	66,314
Total liabilities and equity	822,748	815,078	849,324	873,825	885,626

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINING BALANCE SHEETS BY DIVISION
(in millions)

	As of September 30, 2019

			PFI Excluding		U.S. Workplace	U.S. Individual	International	Corporate
	Consolidated	Closed Block	Closed Block	PGIM	Solutions	Solutions	Insurance	and Other
	PFI	Division	Division	Division	Division	Division	Division	Operations
Assets:
Total investments	523,504	61,103	462,401	4,765	138,862	72,902	217,195	28,677
Deferred policy acquisition costs	19,484	242	19,242	—	298	10,549	8,728	(333)
Other assets	41,404	993	40,411	3,320	7,282	20,385	10,658	(1,234)
Separate account assets	301,234	—	301,234	38,636	86,402	177,613	3,954	(5,371)
Total assets	885,626	62,338	823,288	46,721	232,844	281,449	240,535	21,739
Liabilities:
Future policy benefits	291,742	47,726	244,016	—	69,225	36,052	129,956	8,783
Policyholders' account balances	152,527	4,988	147,539	—	58,298	37,025	51,342	874
Debt	20,641	—	20,641	1,638	693	7,217	117	10,976
Other liabilities	53,168	11,296	41,872	3,565	6,141	8,333	19,439	4,394
Separate account liabilities	301,234	—	301,234	38,636	86,402	177,613	3,954	(5,371)
Total liabilities	819,312	64,010	755,302	43,839	220,759	266,240	204,808	19,656
Equity:
Accumulated other comprehensive income (loss)	27,558	(3)	27,561	(81)	5,775	3,155	20,167	(1,455)
Other equity	38,240	(1,683)	39,923	2,116	6,240	12,033	15,490	4,044
Total Prudential Financial, Inc. equity	65,798	(1,686)	67,484	2,035	12,015	15,188	35,657	2,589
Noncontrolling interests	516	14	502	847	70	21	70	(506)
Total equity	66,314	(1,672)	67,986	2,882	12,085	15,209	35,727	2,083
Total liabilities and equity	885,626	62,338	823,288	46,721	232,844	281,449	240,535	21,739

	As of December 31, 2018

			PFI Excluding		U.S. Workplace	U.S. Individual	International	Corporate
	Consolidated	Closed Block	Closed Block	PGIM	Solutions	Solutions	Insurance	and Other
	PFI	Division	Division	Division	Division	Division	Division	Operations
Assets:
Total investments	479,245	57,710	421,535	4,542	131,746	61,626	200,313	23,308
Deferred policy acquisition costs	20,058	264	19,794	—	311	11,087	8,715	(319)
Other assets	36,639	1,065	35,574	2,908	6,979	17,280	9,850	(1,443)
Separate account assets	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)
Total assets	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826
Liabilities:
Future policy benefits	273,846	48,282	225,564	—	69,677	25,377	122,894	7,616
Policyholders' account balances	150,338	5,061	145,277	—	56,855	36,671	50,895	856
Debt	19,829	—	19,829	1,810	810	7,335	141	9,733
Other liabilities	42,898	7,414	35,484	3,030	5,272	7,046	17,328	2,808
Separate account liabilities	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)
Total liabilities	766,047	60,757	705,290	45,080	210,830	238,074	195,013	16,293
Equity:
Accumulated other comprehensive income (loss)	10,906	(23)	10,929	(83)	628	(418)	13,040	(2,238)
Other equity	37,711	(1,705)	39,416	2,067	5,744	13,967	14,518	3,120
Total Prudential Financial, Inc. equity	48,617	(1,728)	50,345	1,984	6,372	13,549	27,558	882
Noncontrolling interests	414	10	404	626	50	15	62	(349)
Total equity	49,031	(1,718)	50,749	2,610	6,422	13,564	27,620	533
Total liabilities and equity	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2019				As of December 31, 2018
	Senior debt				Senior debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	7,000	7,574	14,574	1,250	4,543	7,568	13,361
Operating Debt	1,230	3,953	—	5,183	1,091	4,601	—	5,692
Limited recourse and non-recourse borrowing	260	624	—	884	110	666	—	776
Total debt	1,490	11,577	7,574	20,641	2,451	9,810	7,568	19,829

	As of September 30, 2019				As of December 31, 2018
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total	Financial, Inc.	of America (1)(2)	Affiliates	Total

Borrowings by sources:
Capital Debt	14,075	442	58	14,575	12,363	941	57	13,361
Operating Debt	4,556	626	—	5,182	4,893	799	—	5,692
Limited recourse and non-recourse borrowing	—	577	307	884	—	776	—	776
Total debt	18,631	1,645	365	20,641	17,256	2,516	57	19,829

__________

(1) Includes Prudential Funding, LLC.
(2) Capital debt at Prudential Insurance Co. of America includes $342 million of surplus notes as of September 30, 2019 and $841 million of surplus notes as of December 31, 2018.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - PGIM DIVISION
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	-
Policy charges and fee income	—	—	—	—	—	—	—	-
Net investment income	28	(3)	63	33	28	76	124	63%
Asset management fees, commissions and other income	789	838	807	893	827	2,383	2,527	6%
Total revenues	817	835	870	926	855	2,459	2,651	8%
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	-
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	9	11	12	12	12	29	36	24%
Deferral of acquisition costs	(2)	(1)	(1)	(2)	(2)	(5)	(5)	—%
Amortization of acquisition costs	2	2	2	1	2	6	5	-17%
General and administrative expenses	578	580	643	651	611	1,713	1,905	11%
Total benefits and expenses	587	592	656	662	623	1,743	1,941	11%
Adjusted operating income before income taxes	230	243	214	264	232	716	710	-1%
Total revenues	817	835	870	926	855	2,459	2,651	8%
Less: Passthrough distribution revenue	30	28	27	28	28	93	83	-11%
Less: Revenue associated with consolidations	15	4	34	50	10	33	94	185%
Total adjusted revenues (2)	772	803	809	848	817	2,333	2,474	6%
Adjusted operating margin (2)(3)	29.8%	30.3%	26.5%	31.1%	28.4%	30.7%	28.7%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.

(3) Reported Operating Margin based on total revenues is 27.1%, 28.5%, 24.6%, 29.1%, and 28.1% for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, respectively and 26.8% and 29.1% for the nine months ended September 30, 2019, and September 30, 2018, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

PGIM DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	641	639	644	671	676	1,903	1,991	5%
Other related revenues (1)	48	84	100	115	50	186	265	42%
Service, distribution and other revenues	128	112	126	140	129	370	395	7%
Total PGIM revenues	817	835	870	926	855	2,459	2,651	8%
Analysis of asset management fees by source:
Institutional customers	302	311	312	319	323	893	954	7%
Retail customers	221	210	209	220	223	657	652	-1%
General account	118	118	123	132	130	353	385	9%
Total asset management fees	641	639	644	671	676	1,903	1,991	5%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2019
		Fixed	Real
	Equity	Income	Estate	Total

Institutional customers	58.9	438.0	42.9	539.8
Retail customers	125.0	142.4	1.9	269.3
General account	5.7	467.0	2.0	474.7
Total	189.6	1,047.4	46.8	1,283.8

	September 30, 2018
		Fixed	Real
	Equity	Income	Estate	Total

Institutional customers	64.0	398.3	43.4	505.7
Retail customers	137.3	119.4	1.6	258.3
General account	5.6	403.1	1.9	410.6
Total	206.9	920.8	46.9	1,174.6
__________

(1) Other related revenues, net of related expenses and charges associated with a joint venture in first quarter 2019 are $39 million, $65 million, $63 million, $57 million, and $31 million for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively and $167 million and $146 million for the nine months ended September 30, 2019, and September 30, 2018, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

PGIM DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	439.5	453.3	443.6	471.0	479.1	437.9	443.6
Additions	19.0	18.9	15.1	14.5	14.8	56.2	44.4
Withdrawals	(9.7)	(19.4)	(14.1)	(20.5)	(17.0)	(41.6)	(51.6)
Change in market value	3.9	(8.1)	21.0	14.5	8.8	(1.2)	44.3
Net money market flows	0.8	(1.4)	4.3	(0.6)	(2.1)	2.9	1.6
Other	(0.2)	0.3	1.1	0.2	(0.4)	(0.9)	0.9
Ending assets under management	453.3	443.6	471.0	479.1	483.2	453.3	483.2
Affiliated institutional assets under management	52.4	49.9	53.0	55.8	56.6	52.4	56.6
Total assets managed for institutional customers at end of period	505.7	493.5	524.0	534.9	539.8	505.7	539.8
Net institutional additions (withdrawals), excluding money market activity	9.3	(0.5)	1.0	(6.0)	(2.2)	14.6	(7.2)
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force (1):
Beginning assets under management	164.7	169.2	154.2	169.0	175.6	157.3	154.2
Additions	10.9	14.1	14.1	13.0	14.5	38.9	41.6
Withdrawals	(11.5)	(16.7)	(13.7)	(11.9)	(11.5)	(36.7)	(37.1)
Change in market value	5.1	(13.4)	14.4	5.4	0.3	9.7	20.1
Net money market flows	0.1	—	—	0.1	0.3	0.1	0.4
Other	(0.1)	1.0	—	—	(0.2)	(0.1)	(0.2)
Ending assets under management	169.2	154.2	169.0	175.6	179.0	169.2	179.0
Affiliated retail assets under management (1)	89.1	85.9	87.4	89.3	90.3	89.1	90.3
Total assets managed for retail customers at end of period	258.3	240.1	256.4	264.9	269.3	258.3	269.3
Net retail additions (withdrawals), excluding money market activity	(0.6)	(2.6)	0.4	1.1	3.0	2.2	4.5

__________

(1) The amounts for third quarter of 2018 have been revised to correct the previously reported amounts for a reclass between Assets gathered by Investment Management & Advisory Services sales force and Affiliated retail assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	3,928	7,273	2,345	3,208	1,870	8,455	7,423	-12%
Policy charges and fee income	211	219	229	226	246	628	701	12%
Net investment income	1,241	1,243	1,292	1,362	1,360	3,750	4,014	7%
Asset management fees, commissions and other income	253	225	214	251	223	717	688	-4%
Total revenues	5,633	8,960	4,080	5,047	3,699	13,550	12,826	-5%
Benefits and Expenses (1):
Insurance and annuity benefits	4,388	7,731	2,791	3,526	2,349	9,725	8,666	-11%
Interest credited to policyholders' account balances	435	434	447	443	454	1,278	1,344	5%
Interest expense	8	12	14	10	12	25	36	44%
Deferral of acquisition costs	(9)	(18)	(13)	(9)	(7)	(26)	(29)	-12%
Amortization of acquisition costs	9	15	9	10	7	23	26	13%
General and administrative expenses	504	537	528	519	492	1,496	1,539	3%
Total benefits and expenses	5,335	8,711	3,776	4,499	3,307	12,521	11,582	-7%
Adjusted operating income before income taxes	298	249	304	548	392	1,029	1,244	21%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	2,825	6,174	1,243	2,098	794	5,157	4,135	-20%
Policy charges and fee income	60	67	66	63	71	183	200	9%
Net investment income	1,087	1,095	1,141	1,200	1,198	3,282	3,539	8%
Asset management fees, commissions and other income	231	209	189	225	198	658	612	-7%
Total revenues	4,203	7,545	2,639	3,586	2,261	9,280	8,486	-9%
Benefits and Expenses (1):
Insurance and annuity benefits	3,313	6,660	1,704	2,448	1,304	6,555	5,456	-17%
Interest credited to policyholders' account balances	366	363	377	370	374	1,067	1,121	5%
Interest expense	8	11	13	10	11	24	34	42%
Deferral of acquisition costs	(9)	(18)	(9)	(9)	(7)	(25)	(25)	—%
Amortization of acquisition costs	8	14	8	8	5	19	21	11%
General and administrative expenses	278	299	295	292	272	807	859	6%
Total benefits and expenses	3,964	7,329	2,388	3,119	1,959	8,447	7,466	-12%
Adjusted operating income before income taxes	239	216	251	467	302	833	1,020	22%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Full Service:
Beginning total account value	240,922	251,272	231,669	251,071	262,133	234,616	231,669
Deposits and sales	8,843	6,639	9,567	11,047	7,458	26,477	28,072
Withdrawals and benefits	(5,864)	(5,941)	(9,105)	(7,259)	(10,758)	(20,488)	(27,122)
Change in market value, interest credited, interest income and other activity	7,371	(20,301)	18,940	7,274	1,113	10,667	27,327
Ending total account value	251,272	231,669	251,071	262,133	259,946	251,272	259,946
Net additions (withdrawals)	2,979	697	462	3,788	(3,300)	5,989	950
Stable value account values included above	49,132	49,544	50,202	50,601	51,429
Institutional Investment Products:
Beginning total account value	191,722	195,237	200,759	203,101	215,978	194,492	200,759
Additions	6,318	8,843	2,247	15,044	5,235	12,467	22,526
Withdrawals and benefits	(3,345)	(3,324)	(3,649)	(4,161)	(4,626)	(12,085)	(12,436)
Change in market value, interest credited and interest income	1,146	1,173	2,644	2,826	2,406	2,130	7,876
Other (1)	(604)	(1,170)	1,100	(832)	(1,413)	(1,767)	(1,145)
Ending total account value	195,237	200,759	203,101	215,978	217,580	195,237	217,580
Net additions (withdrawals)	2,973	5,519	(1,402)	10,883	609	382	10,090
Amounts included in ending total account value above:
Investment-only stable value wraps	67,598	67,934	68,922	69,674	69,977	67,598	69,977
Longevity reinsurance (2)	43,455	44,249	45,500	57,169	58,481	43,455	58,481
Group annuities and other products	84,184	88,576	88,679	89,135	89,122	84,184	89,122
Ending total account value	195,237	200,759	203,101	215,978	217,580	195,237	217,580

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	1,103	1,099	1,102	1,110	1,076	3,298	3,288	—%
Policy charges and fee income	151	152	163	163	175	445	501	13%
Net investment income	154	148	151	162	162	468	475	1%
Asset management fees, commissions and other income	22	16	25	26	25	59	76	29%
Total revenues	1,430	1,415	1,441	1,461	1,438	4,270	4,340	2%
Benefits and Expenses (1):
Insurance and annuity benefits	1,075	1,071	1,087	1,078	1,045	3,170	3,210	1%
Interest credited to policyholders' account balances	69	71	70	73	80	211	223	6%
Interest expense	—	1	1	—	1	1	2	100%
Deferral of acquisition costs	—	—	(4)	—	—	(1)	(4)	-300%
Amortization of acquisition costs	1	1	1	2	2	4	5	25%
General and administrative expenses	226	238	233	227	220	689	680	-1%
Total benefits and expenses	1,371	1,382	1,388	1,380	1,348	4,074	4,116	1%
Adjusted operating income before income taxes	59	33	53	81	90	196	224	14%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	63	24	174	17	42	352	233
Group disability	16	13	119	16	18	170	153
Total	79	37	293	33	60	522	386
Future Policy Benefits (1)(2):
Group life	2,111	2,293	2,212	2,227	2,162
Group disability	9	2	29	19	10
Total	2,120	2,295	2,241	2,246	2,172
Policyholders' Account Balances (1):
Group life	8,840	8,889	8,798	8,887	8,635
Group disability	187	200	198	183	190
Total	9,027	9,089	8,996	9,070	8,825
Separate Account Liabilities (1):
Group life	23,881	24,044	24,809	26,048	26,361
Group disability	—	—	—	—	—
Total	23,881	24,044	24,809	26,048	26,361

Group Life Insurance:
Gross premiums, policy charges and fee income (3)(4)	1,101	1,094	1,068	1,075	989	3,265	3,132
Earned premiums	870	866	847	842	806	2,596	2,495
Earned policy charges and fee income	139	140	149	150	162	409	461

Benefits ratio (5)	87.3%	86.7%	89.0%	88.5%	84.7%	87.7%	87.4%
Administrative operating expense ratio	11.5%	13.0%	11.7%	12.2%	13.1%	11.9%	12.3%
Persistency ratio	94.6%	94.5%	93.5%	92.7%	92.2%

Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	259	259	285	290	296	771	871
Earned premiums	233	233	255	268	270	702	793
Earned policy charges and fee income	12	12	14	13	13	36	40

Benefits ratio (5)	78.9%	81.5%	74.6%	74.5%	79.4%	76.5%	76.2%
Administrative operating expense ratio	26.8%	28.0%	26.9%	24.2%	22.0%	26.8%	24.3%
Persistency ratio	94.2%	93.9%	94.5%	94.4%	93.9%

Total Group Insurance:
Benefits ratio (5)	85.7%	85.7%	85.9%	85.5%	83.5%	85.5%	85.0%
Administrative operating expense ratio	14.5%	15.9%	14.9%	14.8%	15.2%	14.8%	14.9%
__________

(1) As of end of period.
(2) The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) The amounts for third and fourth quarters of 2018 have been reclassified to conform to current period presentation.

(5) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 90.2%, 65.3% and 84.7% for the three months ended June 30, 2019, respectively.Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 88.0%, 73.1%, 84.7% and 87.3%, 73.9%, 84.7% for the nine months ended September 30, 2019 and September 30, 2018, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	271	306	332	328	288	800	948	19%
Policy charges and fee income	1,230	1,231	1,200	1,190	1,204	3,711	3,594	-3%
Net investment income	684	700	726	779	792	2,027	2,297	13%
Asset management fees, commissions and other income	493	488	459	499	496	1,534	1,454	-5%
Total revenues	2,678	2,725	2,717	2,796	2,780	8,072	8,293	3%
Benefits and Expenses (1):
Insurance and annuity benefits	635	789	767	892	784	2,107	2,443	16%
Interest credited to policyholders' account balances	278	283	265	288	297	818	850	4%
Interest expense	199	201	212	220	238	580	670	16%
Deferral of acquisition costs	(294)	(333)	(296)	(321)	(328)	(813)	(945)	-16%
Amortization of acquisition costs	210	216	206	459	215	663	880	33%
General and administrative expenses	1,026	1,150	986	931	1,056	2,988	2,973	-1%
Total benefits and expenses	2,054	2,306	2,140	2,469	2,262	6,343	6,871	8%
Adjusted operating income before income taxes	624	419	577	327	518	1,729	1,422	-18%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	37	71	99	88	51	108	238	120%
Policy charges and fee income	719	679	669	687	677	2,167	2,033	-6%
Net investment income	174	177	191	211	225	517	627	21%
Asset management fees, commissions and other income	294	297	276	302	298	950	876	-8%
Total revenues	1,224	1,224	1,235	1,288	1,251	3,742	3,774	1%
Benefits and Expenses (1):
Insurance and annuity benefits	85	128	119	134	100	242	353	46%
Interest credited to policyholders' account balances	85	84	78	87	84	251	249	-1%
Interest expense	17	16	18	28	43	51	89	75%
Deferral of acquisition costs	(110)	(113)	(110)	(127)	(127)	(307)	(364)	-19%
Amortization of acquisition costs	139	115	116	140	128	396	384	-3%
General and administrative expenses	554	549	542	564	564	1,629	1,670	3%
Total benefits and expenses	770	779	763	826	792	2,262	2,381	5%
Adjusted operating income before income taxes	454	445	472	462	459	1,480	1,393	-6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

SALES AND ACCOUNT VALUES:
Variable Annuities:
Beginning total account value	160,143	162,369	147,339	157,896	161,017	165,153	147,339
Sales: Highest Daily Suite (1)	1,116	1,048	950	1,034	1,037	3,253	3,021
Other variable annuities (2)	997	1,001	1,059	1,301	1,301	2,561	3,661
Total sales	2,113	2,049	2,009	2,335	2,338	5,814	6,682
Full surrenders and death benefits (3)	(2,271)	(2,034)	(1,914)	(2,370)	(2,539)	(6,817)	(6,823)
Sales, net of full surrenders and death benefits	(158)	15	95	(35)	(201)	(1,003)	(141)
Partial withdrawals and other benefit payments (3)	(1,037)	(1,264)	(1,142)	(1,139)	(1,141)	(3,209)	(3,422)
Net flows	(1,195)	(1,249)	(1,047)	(1,174)	(1,342)	(4,212)	(3,563)
Change in market value, interest credited, and other	4,360	(12,884)	12,498	5,210	1,378	4,234	19,086
Policy charges	(939)	(897)	(894)	(915)	(923)	(2,806)	(2,732)
Ending total account value	162,369	147,339	157,896	161,017	160,130	162,369	160,130
Variable Annuities Account Value by Product: (4)
Highest Daily Suite - risk retained by Prudential (1)	118,618	106,878	114,164	115,584	114,059	118,618	114,059
Highest Daily Suite - externally reinsured living benefits	3,184	2,873	3,059	3,095	3,055	3,184	3,055
Other variable annuities (2)	40,567	37,588	40,673	42,338	43,016	40,567	43,016
Ending total account value	162,369	147,339	157,896	161,017	160,130	162,369	160,130
Fixed Annuities and other products:
Beginning total account value	3,502	3,593	3,741	3,994	4,296	3,473	3,741
Sales	128	189	298	340	319	218	957
Full surrenders and death benefits (3)	(25)	(23)	(26)	(27)	(29)	(84)	(82)
Sales, net of full surrenders and death benefits	103	166	272	313	290	134	875
Partial withdrawals and other benefit payments (3)	(83)	(90)	(94)	(90)	(88)	(251)	(272)
Net flows	20	76	178	223	202	(117)	603
Interest credited and other	71	72	75	79	70	237	224
Policy charges	—	—	—	—	—	—	—
Ending total account value	3,593	3,741	3,994	4,296	4,568	3,593	4,568
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (5):
Insurance Agents	640	684	680	735	724	1,784	2,139
Wirehouses	433	430	452	533	465	1,111	1,450
Independent Financial Planners	999	974	1,001	1,212	1,269	2,708	3,482
Bank Distribution	169	150	174	195	199	429	568
Total	2,241	2,238	2,307	2,675	2,657	6,032	7,639
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) The amounts for third and fourth quarters of 2018 and first quarter of 2019 have been reclassified to conform to current period presentation.

(4) The amounts for fourth quarter of 2018 have been revised to correct the previously reported amounts for a reclass between Highest Daily Suite - risk retained by Prudential and Other variable annuities products.

(5) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Account Values in General Account (1):
Beginning balance	9,932	10,006	10,298	10,429	10,696	9,892	10,298
Premiums and deposits	318	373	466	522	507	785	1,495
Full surrenders and death benefits (2)	(95)	(99)	(96)	(108)	(90)	(317)	(294)
Premiums and deposits net of full surrenders and death benefits	223	274	370	414	417	468	1,201
Partial withdrawals and other benefit payments (2)	(141)	(168)	(163)	(153)	(151)	(443)	(467)
Net flows	82	106	207	261	266	25	734
Interest credited and other	69	69	57	41	68	199	166
Net transfers (to) from separate account	(76)	117	(133)	(35)	(59)	(109)	(227)
Policy charges	(1)	—	—	—	—	(1)	—
Ending balance	10,006	10,298	10,429	10,696	10,971	10,006	10,971
Account Values in Separate Account (1):
Beginning balance	153,713	155,956	140,782	151,461	154,617	158,734	140,782
Premiums and deposits	1,923	1,865	1,841	2,153	2,150	5,247	6,144
Full surrenders and death benefits (2)	(2,201)	(1,958)	(1,844)	(2,289)	(2,478)	(6,584)	(6,611)
Premiums and deposits net of full surrenders and death benefits	(278)	(93)	(3)	(136)	(328)	(1,337)	(467)
Partial withdrawals and other benefit payments (2)	(979)	(1,186)	(1,073)	(1,076)	(1,078)	(3,017)	(3,227)
Net flows	(1,257)	(1,279)	(1,076)	(1,212)	(1,406)	(4,354)	(3,694)
Change in market value, interest credited and other	4,362	(12,881)	12,516	5,248	1,380	4,272	19,144
Net transfers (to) from general account	76	(117)	133	35	59	109	227
Policy charges	(938)	(897)	(894)	(915)	(923)	(2,805)	(2,732)
Ending balance	155,956	140,782	151,461	154,617	153,727	155,956	153,727

__________

(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

(2) The amounts for third and fourth quarters of 2018 and first quarter of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2018		2019
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	2,818	2,578	2,582	2,498	2,382
Guaranteed minimum withdrawal benefits	428	364	381	370	350
Guaranteed minimum income benefits	2,661	2,306	2,474	2,475	2,395
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	129,431	118,115	126,813	129,832	129,683
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,184	2,873	3,059	3,096	3,055
Total	138,522	126,236	135,309	138,271	137,865
Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	113,257	102,300	109,191	110,597	109,204
Account Values with Auto-Rebalancing Feature - externally reinsured	3,184	2,873	3,059	3,096	3,055
Account Values without Auto-Rebalancing Feature	22,081	21,063	23,059	24,578	25,606
Total	138,522	126,236	135,309	138,271	137,865
Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,634	6,714	4,551	4,188	4,503
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	757	1,226	799	702	709
Total	4,391	7,940	5,350	4,890	5,212
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2018		2019
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	126,693	115,489	124,019	126,897	126,642
Net amount at risk	404	917	316	254	258
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,057	27,673	29,334	29,453	28,799
Net amount at risk	2,916	5,071	3,374	3,022	3,117
Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	116,441	105,172	112,250	113,693	112,259
Account Values without Auto-Rebalancing Feature	41,309	37,990	41,103	42,657	43,182
Total	157,750	143,162	153,353	156,350	155,441
Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,379	3,115	1,755	1,482	1,557
Net Amount at Risk without Auto-Rebalancing Feature	1,941	2,873	1,935	1,794	1,818
Total	3,320	5,988	3,690	3,276	3,375
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	234	235	233	240	237	692	710	3%
Policy charges and fee income	511	552	531	503	527	1,544	1,561	1%
Net investment income	510	523	535	568	567	1,510	1,670	11%
Asset management fees, commissions and other income	199	191	183	197	198	584	578	-1%
Total revenues	1,454	1,501	1,482	1,508	1,529	4,330	4,519	4%
Benefits and Expenses (1):
Insurance and annuity benefits	550	661	648	758	684	1,865	2,090	12%
Interest credited to policyholders' account balances	193	199	187	201	213	567	601	6%
Interest expense	182	185	194	192	195	529	581	10%
Deferral of acquisition costs	(184)	(220)	(186)	(194)	(201)	(506)	(581)	-15%
Amortization of acquisition costs	71	101	90	319	87	267	496	86%
General and administrative expenses	472	601	444	367	492	1,359	1,303	-4%
Total benefits and expenses	1,284	1,527	1,377	1,643	1,470	4,081	4,490	10%
Adjusted operating income (loss) before income taxes	170	(26)	105	(135)	59	249	29	-88%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	55	55	51	53	49	158	153
Guaranteed Universal life	23	29	21	24	24	68	69
Other Universal life	44	51	30	48	35	99	113
Variable life	41	58	61	56	67	105	184
Total	163	193	163	181	175	430	519
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	37	34	39	38	98	111
Third party distribution	128	156	129	142	137	332	408
Total	163	193	163	181	175	430	519
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	27,942	28,347	28,728	28,737	28,321	26,861	28,728
Premiums and deposits	790	1,072	783	866	855	2,262	2,504
Surrenders and withdrawals	(280)	(459)	(291)	(345)	(340)	(822)	(976)
Net sales	510	613	492	521	515	1,440	1,528
Benefit payments	(132)	61	(103)	(114)	(120)	(432)	(337)
Net flows	378	674	389	407	395	1,008	1,191
Interest credited and other	304	229	(24)	(455)	168	1,355	(311)
Net transfers (to) from separate account	136	(80)	76	67	102	374	245
Policy charges	(413)	(442)	(432)	(435)	(440)	(1,251)	(1,307)
Ending balance	28,347	28,728	28,737	28,321	28,546	28,347	28,546
Separate Account Liabilities:
Beginning balance	32,430	33,562	29,796	32,851	33,651	32,085	29,796
Premiums and deposits	365	438	494	411	424	1,163	1,329
Surrenders and withdrawals	(272)	(262)	(260)	(258)	(272)	(837)	(790)
Net sales	93	176	234	153	152	326	539
Benefit payments	(41)	(246)	(95)	(188)	(16)	(142)	(299)
Net flows	52	(70)	139	(35)	136	184	240
Change in market value, interest credited and other	1,450	(3,535)	3,232	1,139	192	2,362	4,563
Net transfers (to) from general account	(136)	80	(76)	(67)	(102)	(374)	(245)
Policy charges	(234)	(241)	(239)	(242)	(249)	(695)	(730)
Ending balance	33,562	29,796	32,852	33,646	33,628	33,562	33,624
FACE AMOUNT IN FORCE (3):
Term life	779,181	788,013	795,539	803,327	808,979
Guaranteed Universal life	144,831	145,861	146,751	147,885	148,777
Other Universal life	49,552	50,650	51,100	52,140	52,839
Variable life	162,881	160,747	164,118	165,215	166,405
Total	1,136,445	1,145,272	1,157,509	1,168,567	1,177,000
__________

(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; before reinsurance ceded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	3,950	3,913	4,585	3,906	4,150	12,258	12,641	3%
Policy charges and fee income	129	133	127	114	127	401	368	-8%
Net investment income	1,313	1,311	1,333	1,377	1,396	3,934	4,106	4%
Asset management fees, commissions and other income	98	59	107	104	98	225	309	37%
Total revenues	5,490	5,416	6,152	5,501	5,771	16,818	17,424	4%
Benefits and Expenses (1):
Insurance and annuity benefits	3,435	3,421	3,950	3,400	3,637	10,650	10,987	3%
Interest credited to policyholders' account balances	227	220	236	224	233	687	693	1%
Interest expense	6	6	6	8	7	15	21	40%
Deferral of acquisition costs	(415)	(414)	(463)	(394)	(421)	(1,303)	(1,278)	2%
Amortization of acquisition costs	286	310	334	278	317	923	929	1%
General and administrative expenses	1,061	1,137	1,167	1,136	1,207	3,316	3,510	6%
Total benefits and expenses	4,600	4,680	5,230	4,652	4,980	14,288	14,862	4%
Adjusted operating income before income taxes	890	736	922	849	791	2,530	2,562	1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION - LIFE PLANNER OPERATIONS
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	1,975	2,035	2,446	2,123	2,131	6,329	6,700	6%
Policy charges and fee income	95	99	94	75	95	295	264	-11%
Net investment income	571	548	581	596	615	1,695	1,792	6%
Asset management fees, commissions and other income	55	33	54	58	50	142	162	14%
Total revenues	2,696	2,715	3,175	2,852	2,891	8,461	8,918	5%
Benefits and Expenses (1):
Insurance and annuity benefits	1,770	1,831	2,146	1,896	1,926	5,668	5,968	5%
Interest credited to policyholders' account balances	62	55	68	56	66	188	190	1%
Interest expense	3	3	3	4	4	8	11	38%
Deferral of acquisition costs	(209)	(220)	(260)	(220)	(231)	(666)	(711)	-7%
Amortization of acquisition costs	135	161	171	136	158	472	465	-1%
General and administrative expenses	486	536	566	542	601	1,550	1,709	10%
Total benefits and expenses	2,247	2,366	2,694	2,414	2,524	7,220	7,632	6%
Adjusted operating income before income taxes	449	349	481	438	367	1,241	1,286	4%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION - GIBRALTAR LIFE & OTHER OPERATIONS
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	1,975	1,878	2,139	1,783	2,019	5,929	5,941	—%
Policy charges and fee income	34	34	33	39	32	106	104	-2%
Net investment income	742	763	752	781	781	2,239	2,314	3%
Asset management fees, commissions and other income	43	26	53	46	48	83	147	77%
Total revenues	2,794	2,701	2,977	2,649	2,880	8,357	8,506	2%
Benefits and Expenses (1):
Insurance and annuity benefits	1,665	1,590	1,804	1,504	1,711	4,982	5,019	1%
Interest credited to policyholders' account balances	165	165	168	168	167	499	503	1%
Interest expense	3	3	3	4	3	7	10	43%
Deferral of acquisition costs	(206)	(194)	(203)	(174)	(190)	(637)	(567)	11%
Amortization of acquisition costs	151	149	163	142	159	451	464	3%
General and administrative expenses	575	601	601	594	606	1,766	1,801	2%
Total benefits and expenses	2,353	2,314	2,536	2,238	2,456	7,068	7,230	2%
Adjusted operating income before income taxes	441	387	441	411	424	1,289	1,276	-1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,537	1,542	1,966	1,599	1,656	4,954	5,221
Gibraltar Life	2,009	1,912	2,172	1,822	2,051	6,035	6,045
All other countries	533	592	574	599	570	1,670	1,743
Total	4,079	4,046	4,712	4,020	4,277	12,659	13,009
Annualized new business premiums (2):
Japan, excluding Gibraltar Life	189	206	292	186	186	613	664
Gibraltar Life	351	326	323	296	312	1,157	931
All other countries	105	110	112	116	131	328	359
Total	645	642	727	598	629	2,098	1,954
Annualized new business premiums by distribution channel (2):
Life Planner Operations	294	316	404	302	317	941	1,023
Gibraltar Life Consultants	178	175	164	167	152	608	483
Banks	123	95	108	85	119	385	312
Independent Agency	50	56	51	44	41	164	136
Total	645	642	727	598	629	2,098	1,954
Constant exchange rate basis (3):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,598	1,611	2,029	1,643	1,677	5,087	5,349
Gibraltar Life	2,076	1,989	2,235	1,866	2,076	6,181	6,177
All other countries	565	609	587	625	614	1,651	1,826
Total	4,239	4,209	4,851	4,134	4,367	12,919	13,352
Annualized new business premiums:
Japan, excluding Gibraltar Life	193	210	296	189	187	621	672
Gibraltar Life	353	328	325	297	314	1,162	936
All other countries	107	113	113	120	136	318	369
Total	653	651	734	606	637	2,101	1,977
Annualized new business premiums by distribution channel:
Life Planner Operations	300	323	409	309	323	939	1,041
Gibraltar Life Consultants	180	177	166	168	152	612	486
Banks	123	95	108	85	119	385	312
Independent Agency	50	56	51	44	43	165	138
Total	653	651	734	606	637	2,101	1,977

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) The amounts for the second quarter of 2019 have been revised to correct the previously reported amounts.

(3) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2018		2019
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	367	371	378	380	382
Gibraltar Life	360	361	362	364	365
All other countries	128	131	133	135	137
Total	855	863	873	879	884
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,860	3,907	3,975	4,015	4,060
Gibraltar Life	7,224	7,218	7,214	7,198	7,189
All other countries	2,116	2,134	2,152	2,194	2,200
Total	13,200	13,259	13,341	13,407	13,449
International life insurance policy persistency:
Life Planner Operations:
13 months	93.1%	92.7%	92.5%	91.6%	91.9%
25 months	86.9%	86.6%	86.4%	86.8%	86.1%
Gibraltar Life (3):
13 months	93.7%	93.9%	94.1%	94.2%	94.4%
25 months	87.1%	87.1%	87.1%	87.3%	87.5%
Number of Life Planners at end of period:
Japan	4,130	4,183	4,337	4,287	4,366
All other countries	3,668	3,786	3,757	3,883	3,914
Total Life Planners	7,798	7,969	8,094	8,170	8,280
Gibraltar Life Consultants	8,030	7,964	7,997	7,767	7,633

__________

(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2) Direct business only; policy count includes annuities.
(3) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS
(in millions)

	2018		2019			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2018	2019	% change

Revenues (1):
Premiums	(6)	(5)	(6)	(3)	(2)	(22)	(11)	50%
Policy charges and fee income	(13)	(13)	(14)	(12)	(14)	(38)	(40)	-5%
Net investment income	101	131	132	147	156	321	435	36%
Asset management fees, commissions and other income	(268)	(269)	(283)	(296)	(317)	(810)	(896)	-11%
Total revenues	(186)	(156)	(171)	(164)	(177)	(549)	(512)	7%
Benefits and Expenses (1):
Insurance and annuity benefits	6	(7)	12	5	3	(5)	20	500%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	133	142	142	142	108	393	392	—%
Deferral of acquisition costs	12	12	14	14	12	37	40	8%
Amortization of acquisition costs	(11)	(10)	(11)	(12)	(12)	(34)	(35)	-3%
General and administrative expenses	48	36	84	22	(7)	14	99	607%
Total benefits and expenses	188	173	241	171	104	405	516	27%
Adjusted operating loss before income taxes	(374)	(329)	(412)	(335)	(281)	(954)	(1,028)	-8%
Adjusted operating loss before income taxes comprised as follows:
Interest income	7	43	44	42	48	43	134	212%
Interest expense	(178)	(194)	(199)	(200)	(189)	(531)	(588)	-11%
Financial Wellness initiative - implementation costs	—	—	—	(19)	(18)	—	(37)	-
Long-term and deferred compensation expense	(37)	53	(107)	(30)	7	(62)	(130)	-110%
Other (2)	(166)	(231)	(150)	(128)	(129)	(404)	(407)	-1%
Adjusted operating loss before income taxes	(374)	(329)	(412)	(335)	(281)	(954)	(1,028)	-8%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION
(in millions)

	September 30, 2019					December 31, 2018
		Closed	PFI Excluding				Closed	PFI Excluding
	Total	Block	Closed Block Division			Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total		Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	327,741	29,920	297,821	65.2%		295,312	26,203	269,109	64.8%
Public, held-to-maturity, at amortized cost	1,724	—	1,724	0.4%		1,745	—	1,745	0.4%
Private, available-for-sale, at fair value	63,417	12,400	51,017	11.2%		57,870	12,542	45,328	10.9%
Private, held-to-maturity, at amortized cost	234	—	234	0.1%		268	—	268	0.1%
Fixed maturities, trading, at fair value	2,596	243	2,353	0.5%		2,088	195	1,893	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	22,267	—	22,267	4.9%		21,254	—	21,254	5.1%
Equity securities, at fair value	6,340	2,064	4,276	0.9%		5,633	1,784	3,849	0.9%
Commercial mortgage and other loans, at book value	61,251	8,484	52,767	11.6%		59,033	8,782	50,251	12.1%
Policy loans, at outstanding balance	12,022	4,302	7,720	1.7%		12,016	4,410	7,606	1.8%
Other invested assets (1)	12,291	3,367	8,924	2.0%		11,723	3,316	8,407	2.0%
Short-term investments	7,302	323	6,979	1.5%		6,426	478	5,948	1.4%
Subtotal (2)	517,185	61,103	456,082	100.0%		473,368	57,710	415,658	100.0%
Invested assets of other entities and operations (3)	6,319	—	6,319			5,877	—	5,877
Total investments	523,504	61,103	462,401			479,245	57,710	421,535

Fixed Maturities by Credit Quality (2)(4):	September 30, 2019					December 31, 2018
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
		Gross	Gross				Gross	Gross
	Amortized	Unrealized	Unrealized	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (5)
1	218,165	39,744	79	257,830	86.0%	210,578	23,776	2,307	232,047	85.5%
2	28,117	3,576	93	31,600	10.4%	28,246	1,453	1,195	28,504	10.5%
Subtotal - High or Highest Quality Securities	246,282	43,320	172	289,430	96.4%	238,824	25,229	3,502	260,551	96.0%
3	5,643	600	85	6,158	2.1%	5,973	280	240	6,013	2.2%
4	3,074	277	109	3,242	1.1%	3,709	275	287	3,697	1.4%
5	930	71	101	900	0.3%	725	85	57	753	0.3%
6	188	22	10	200	0.1%	181	8	7	182	0.1%
Subtotal - Other Securities	9,835	970	305	10,500	3.6%	10,588	648	591	10,645	4.0%
Total	256,117	44,290	477	299,930	100.0%	249,412	25,877	4,093	271,196	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	12,399	862	75	13,186	25.6%	11,712	362	261	11,813	25.9%
2	29,520	1,733	437	30,816	60.1%	27,522	814	804	27,532	60.4%
Subtotal - High or Highest Quality Securities	41,919	2,595	512	44,002	85.7%	39,234	1,176	1,065	39,345	86.3%
3	4,583	156	46	4,693	9.2%	4,176	50	168	4,058	8.9%
4	2,066	40	75	2,031	4.0%	1,545	16	81	1,480	3.2%
5	496	17	19	494	1.0%	670	14	20	664	1.5%
6	46	4	3	47	0.1%	72	5	11	66	0.1%
Subtotal - Other Securities	7,191	217	143	7,265	14.3%	6,463	85	280	6,268	13.7%
Total	49,110	2,812	655	51,267	100.0%	45,697	1,261	1,345	45,613	100.0%
__________

(1) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(2) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.

(3) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as "Separate account assets" on our balance sheet.

(4) Excludes fixed maturity securities classified as trading.

(5) Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2019 and December 31, 2018, 1,043 securities with amortized cost of $4,697 million (fair value $4,950 million) and 1,744 securities with amortized cost of $9,079 million (fair value $9,135 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	September 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	144,332	74.2%	133,084	74.6%
Public, held-to-maturity, at amortized cost	1,724	0.9%	1,745	1.0%
Private, available-for-sale, at fair value	18,678	9.6%	16,222	9.1%
Private, held-to-maturity, at amortized cost	234	0.1%	268	0.1%
Fixed maturities, trading, at fair value	481	0.2%	328	0.2%
Assets supporting experience-rated contractholder liabilities, at fair value	2,685	1.4%	2,441	1.4%
Equity securities, at fair value	2,109	1.1%	1,972	1.1%
Commercial mortgage and other loans, at book value	18,852	9.7%	17,228	9.6%
Policy loans, at outstanding balance	2,845	1.5%	2,715	1.5%
Other invested assets (3)	2,317	1.2%	1,957	1.1%
Short-term investments	269	0.1%	451	0.3%
Total	194,526	100.0%	178,411	100.0%

	September 30, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	153,489	58.6%	136,025	57.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	32,339	12.4%	29,106	12.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	1,872	0.7%	1,565	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	19,582	7.5%	18,813	7.9%
Equity securities, at fair value	2,167	0.8%	1,877	0.8%
Commercial mortgage and other loans, at book value	33,915	13.0%	33,023	13.9%
Policy loans, at outstanding balance	4,875	1.9%	4,891	2.1%
Other invested assets (3)	6,607	2.5%	6,450	2.7%
Short-term investments	6,710	2.6%	5,497	2.3%
Total	261,556	100.0%	237,247	100.0%
__________
(1) Excludes Closed Block Division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INVESTMENT RESULTS (1)
(in millions)

	Quarter Ended September 30
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.83%	2,882	192	3.83%	2,671	89
Equity securities	2.56%	27	—	3.09%	33	—
Commercial mortgage and other loans	4.10%	479	6	3.92%	429	(1)
Policy loans	4.88%	94	—	4.84%	89	—
Short-term investments and cash equivalents	2.61%	107	—	2.56%	77	(3)
Gross investment income before investment expenses	3.82%	3,589	198	3.81%	3,299	85
Investment expenses	-0.14%	(173)	—	-0.15%	(161)	—
Subtotal	3.68%	3,416	198	3.66%	3,138	85
Other investments (3)		161	261		86	63
Investment results of other entities and operations (4)		271	44		262	7
Less, investment income related to adjusted operating income reconciling items		(116)			(119)
Total		3,732	503		3,367	155

	Nine Months Ended September 30
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.85%	8,509	505	3.87%	7,965	336
Equity securities	2.72%	83	—	2.79%	90	—
Commercial mortgage and other loans	4.09%	1,398	(6)	4.01%	1,272	(4)
Policy loans	4.81%	272	—	4.86%	267	—
Short-term investments and cash equivalents	2.77%	310	1	2.06%	209	(1)
Gross investment income before investment expenses	3.84%	10,572	500	3.83%	9,803	331
Investment expenses	-0.14%	(521)	—	-0.15%	(459)	—
Subtotal	3.70%	10,051	500	3.68%	9,344	331
Other investments (3)		434	(1,203)		266	762
Investment results of other entities and operations (4)		832	(1)		786	64
Less, investment income related to adjusted operating income reconciling items		(341)			(288)
Total		10,976	(704)		10,108	1,157

__________

(1) Excludes Closed Block Division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management operations.

(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Quarter Ended September 30
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.87%	983	174	2.90%	925	123
Equity securities	1.25%	7	—	2.13%	12	—
Commercial mortgage and other loans	4.11%	190	(1)	3.84%	158	1
Policy loans	3.94%	28	—	3.92%	25	—
Short-term investments and cash equivalents	4.82%	7	—	3.47%	9	—
Gross investment income before investment expenses	3.02%	1,215	173	3.01%	1,129	124
Investment expenses	-0.14%	(72)	—	-0.13%	(61)	—
Subtotal	2.88%	1,143	173	2.88%	1,068	124
Other investments (2)		34	238		26	(95)
Total		1,177	411		1,094	29

	Nine Months Ended September 30
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.86%	2,875	500	2.93%	2,770	471
Equity securities	2.72%	41	—	3.09%	50	—
Commercial mortgage and other loans	3.97%	529	1	3.92%	457	(1)
Policy loans	3.91%	80	—	3.91%	75	—
Short-term investments and cash equivalents	4.23%	21	—	2.41%	26	—
Gross investment income before investment expenses	3.01%	3,546	501	3.05%	3,378	470
Investment expenses	-0.14%	(211)	—	-0.13%	(174)	—
Subtotal	2.87%	3,335	501	2.92%	3,204	470
Other investments (2)		137	607		86	(89)
Total		3,472	1,108		3,290	381
__________

(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Quarter Ended September 30
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.63%	1,899	18	4.63%	1,746	(34)
Equity securities	3.83%	20	—	4.05%	21	—
Commercial mortgage and other loans	4.09%	289	7	3.96%	271	(2)
Policy loans	5.43%	66	—	5.33%	64	—
Short-term investments and cash equivalents	2.53%	100	—	2.50%	68	(3)
Gross investment income before investment expenses	4.41%	2,374	25	4.43%	2,170	(39)
Investment expenses	-0.14%	(101)	—	-0.16%	(100)	—
Subtotal	4.27%	2,273	25	4.27%	2,070	(39)
Other investments (3)		127	23		60	158
Total		2,400	48		2,130	119

	Nine Months Ended September 30
	2019			2018
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.67%	5,634	5	4.67%	5,195	(135)
Equity securities	2.72%	42	—	2.49%	40	—
Commercial mortgage and other loans	4.17%	869	(7)	4.05%	815	(3)
Policy loans	5.33%	192	—	5.38%	192	—
Short-term investments and cash equivalents	2.71%	289	1	2.03%	183	(1)
Gross investment income before investment expenses	4.47%	7,026	(1)	4.43%	6,425	(139)
Investment expenses	-0.14%	(310)	—	-0.17%	(285)	—
Subtotal	4.33%	6,716	(1)	4.26%	6,140	(139)
Other investments (3)		297	(1,810)		180	851
Total		7,013	(1,811)		6,320	712

__________
(1) Excludes Closed Block Division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2019									Three Months Ended September 30, 2018
		Reconciling Items									Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	6,306	—	—	—	—	510	121	—	6,937	8,143	—	—	—	529	138	—	8,810
Policy charges and fee income	1,563	(62)	18	—	—	—	—	—	1,519	1,557	(60)	—	—	—	1	—	1,498
Net investment income	3,732	(8)	—	—	—	590	124	—	4,438	3,367	(10)	—	—	560	129	—	4,046
Realized investment gains (losses), net	128	329	(83)	—	—	350	129	—	853	63	120	—	—	(4)	(28)	—	151
Asset management fees, commissions and other income	1,199	61	—	91	—	32	15	(40)	1,358	1,302	161	10	—	164	36	(30)	1,643
Total revenues	12,928	320	(65)	91	—	1,482	389	(40)	15,105	14,432	211	10	—	1,249	276	(30)	16,148
Benefits and Expenses:
Insurance and annuity benefits	6,773	(46)	150	—	—	1,309	203	—	8,389	8,464	(31)	—	—	1,099	225	—	9,757
Interest credited to policyholders' account balances	984	(83)	7	—	160	33	5	—	1,106	940	31	—	21	33	5	—	1,030
Interest expense	377	—	—	—	—	3	1	—	381	355	—	—	—	1	1	—	357
Deferral of acquisition costs	(746)	—	—	—	—	—	(2)	—	(748)	(708)	—	—	—	—	(2)	—	(710)
Amortization of acquisition costs	529	(19)	72	—	—	7	2	—	591	496	57	—	—	8	2	—	563
General and administrative expenses	3,359	178	20	—	—	85	25	(6)	3,661	3,217	(23)	—	—	90	33	(4)	3,313
Total benefits and expenses	11,276	30	249	—	160	1,437	234	(6)	13,380	12,764	34	—	21	1,231	264	(4)	14,310

	Nine Months Ended September 30, 2019									Nine Months Ended September 30, 2018
		Reconciling Items									Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	21,001	—	—	—	—	1,618	353	—	22,972	21,491	—	—	—	1,680	388	—	23,559
Policy charges and fee income	4,623	(188)	26	—	—	—	2	—	4,463	4,702	(223)	—	—	—	3	—	4,482
Net investment income	10,976	(27)	—	—	—	1,727	368	—	13,044	10,108	(30)	—	—	1,744	318	—	12,140
Realized investment gains (losses), net	249	(1,145)	(98)	—	—	455	290	—	(249)	277	987	—	—	104	(107)	—	1,261
Asset management fees, commissions and other income	3,833	343	—	832	—	357	100	(111)	5,354	3,772	(206)	(586)	—	272	(51)	(83)	3,118
Total revenues	40,682	(1,017)	(72)	832	—	4,157	1,113	(111)	45,584	40,350	528	(586)	—	3,800	551	(83)	44,560
Benefits and Expenses:
Insurance and annuity benefits	22,116	—	262	—	—	3,765	575	—	26,718	22,477	(117)	—	—	3,422	2,030	—	27,812
Interest credited to policyholders' account balances	2,887	(153)	7	—	876	97	15	—	3,729	2,783	65	—	(482)	99	9	—	2,474
Interest expense	1,155	—	—	—	—	6	3	—	1,164	1,042	—	—	—	1	3	—	1,046
Deferral of acquisition costs	(2,217)	—	—	—	—	—	(5)	—	(2,222)	(2,110)	—	—	—	—	(5)	—	(2,115)
Amortization of acquisition costs	1,805	(180)	155	—	—	23	5	—	1,808	1,581	152	—	—	26	5	—	1,764
General and administrative expenses	10,026	294	26	—	—	261	79	(40)	10,646	9,527	(90)	—	—	274	95	(8)	9,798
Total benefits and expenses	35,772	(39)	450	—	876	4,152	672	(40)	41,843	35,300	10	—	(482)	3,822	2,137	(8)	40,779

__________
(1) See page 38 for a definition of adjusted operating income.
(2) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2018									Three Months Ended March 31, 2019
		Reconciling Items									Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	11,487	—	—	—	—	621	112	—	12,220	7,256	—	—	—	526	118	—	7,900
Policy charges and fee income	1,570	(51)	—	—	—	—	1	—	1,520	1,542	(72)	—	—	—	1	—	1,471
Net investment income	3,382	(11)	—	—	—	544	121	—	4,036	3,546	(10)	—	—	563	117	—	4,216
Realized investment gains (losses), net	249	379	—	—	—	26	62	—	716	20	(910)	—	—	56	68	—	(766)
Asset management fees, commissions and other income	1,092	(500)	—	(277)	—	(313)	(42)	(20)	(60)	1,284	257	454	—	229	84	(38)	2,270
Total revenues	17,780	(183)	—	(277)	—	878	254	(20)	18,432	13,648	(735)	454	—	1,374	388	(38)	15,091
Benefits and Expenses:
Insurance and annuity benefits	11,934	42	—	—	—	786	166	—	12,928	7,520	53	—	—	1,262	180	—	9,015
Interest credited to policyholders' account balances	937	(25)	—	—	(228)	33	5	—	722	948	(43)	—	403	32	5	—	1,345
Interest expense	372	—	—	—	—	1	1	—	374	386	—	—	—	1	1	—	388
Deferral of acquisition costs	(754)	—	—	—	—	—	(2)	—	(756)	(759)	—	—	—	—	(2)	—	(761)
Amortization of acquisition costs	533	(34)	—	—	—	9	1	—	509	540	(116)	—	—	9	2	—	435
General and administrative expenses	3,440	49	—	—	—	89	32	(8)	3,602	3,408	9	—	—	89	28	(5)	3,529
Total benefits and expenses	16,462	32	—	—	(228)	918	203	(8)	17,379	12,043	(97)	—	403	1,393	214	(5)	13,951

	Three Months Ended June 30, 2019
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:
Premiums	7,439	—	—	—	—	582	114	—	8,135
Policy charges and fee income	1,518	(54)	8	—	—	—	1	—	1,473
Net investment income	3,698	(9)	—	—	—	574	127	—	4,390
Realized investment gains (losses), net	101	(564)	(15)	—	—	49	93	—	(336)
Asset management fees, commissions and other income	1,350	25	—	287	—	96	1	(33)	1,726
Total revenues	14,106	(602)	(7)	287	—	1,301	336	(33)	15,388
Benefits and Expenses:
Insurance and annuity benefits	7,823	(7)	112	—	—	1,194	192	—	9,314
Interest credited to policyholders' account balances	955	(27)	—	—	313	32	5	—	1,278
Interest expense	392	—	—	—	—	2	1	—	395
Deferral of acquisition costs	(712)	—	—	—	—	—	(1)	—	(713)
Amortization of acquisition costs	736	(45)	83	—	—	7	1	—	782
General and administrative expenses	3,259	107	6	—	—	87	26	(29)	3,456
Total benefits and expenses	12,453	28	201	—	313	1,322	224	(29)	14,512
__________
(1) See page 38 for a definition of adjusted operating income.
(2) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner Operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, strategic investing results, and commercial mortgage revenues.

25. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

28. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

31. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2019

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of November 4, 2019
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc. (1)	NR	twAAA	NR	NR
CREDIT RATINGS:
as of November 4, 2019

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.
(1) Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, an S&P Global Company.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.